Supplement dated March 12, 2010 to the following
Prospectuses dated May 1, 2009:

MultiOption(r) Variable Annuity
MultiOption(r) Variable Annuity (Megannuity)
Variable Adjustable Life (VAL)
Variable Adjustable Life - Second Death (VAL-SD)
Variable Adjustable Life Horizon (VAL Horizon)
Variable Adjustable Life Summit (VAL Summit)
Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated March 12, 2010 to the following:

MultiOption(r) Achiever Variable Annuity
MultiOption(r)Classic Variable Annuity
MultiOption(r) Select Variable Annuity

As you were previously notified, the Board of Trustees of Franklin Templeton Variable
Insurance Products Trust has decided to liquidate the Templeton Global Asset Allocation
Fund on or after April 30, 2010, or as soon as reasonably practicable. The liquidation date could be delayed by Franklin Templeton if unforeseen circumstances arise. The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund?s significant decline in assets over the last decade as well as limited future opportunities for asset growth. You were also notified that after January
15, 2010, purchase payments or premiums may no longer be allocated and contract values can no longer be transferred into the Templeton Global
Asset Allocation Fund in your annuity
contract or life insurance policy. Allocation or transfer requests into the sub-account received after that date will not be accepted.

Annuity contract owners and life insurance policy owners may continue to transfer contract value between all other available sub-accounts as permitted by their contracts. The sub-account investment options available to you depend on your contract and are described in the prospectus, a copy of which you receive each year from Minnesota Life. If you are unable to find your copy of the prospectus and wish to obtain another copy, please call 1-
800-362-3141 (annuities) or 1-800-277-9244 (life
insurance), to request one.
Alternatively, you may also locate a copy of the applicable prospectus in an electronic format on our website which is located at www.minnesotalife.com.

If you have not transferred all amounts allocated to the Templeton Global Asset Allocation
Fund as of the date of liquidation of the Fund, any contract value remaining in the
Templeton Global Asset Allocation Fund will be automatically transferred to the Advantus
Series Fund Money Market sub-account in your contract. Please note, this transfer of contract value will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without a charge. After the liquidation has taken place, you may choose to transfer this amount to any other available investment option(s) in your contract.

If you wish to transfer the value in your contract or policy from the Templeton Global
Asset Allocation Fund sub-account to another sub-account prior to the liquidation date you may do so by one of the methods described below:

If you own a Variable Annuity contract:
A transfer request form is included for your
convenience, should you wish to
instruct us to transfer amounts to another investment
option.  You may also make
transfers by:
*	Accessing your account via our Online Service
Center at:
www.minnesotalife.com;
*	Calling Annuity Services at 1-800-362-3141; or
*	Contacting your Minnesota Life servicing
advisor.

If you own a Variable Life policy:
You may make transfers by:
*	Accessing your account via
www.minnesotalife.com;
*	Calling the Variable Life Transaction phone
line at 1-800-277-9244;  or
*	Contacting your Minnesota Life servicing
advisor.


Investors should retain this supplement for future reference.
F72383 3-2010